SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) September 3, 2003
                                  -----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On September 3, 2003, General Motors Corporation (GM) issued a news release announcing August sales. The release is as follows:

GM Reports August Sales of 472,427, Retail Sales up 4 Percent

Record Sales in Trucks, Full-Size Pickups
Monthly Sales Momentum Continues to Build


DETROIT - General Motors Corp. dealers sold 472,427 new cars and trucks in August in the United States, comparable (down 0.5 percent) to August 2002 levels. GM's retail deliveries were up 4 percent, driven by record truck sales. GM's overall truck sales (284,129) were up 5 percent over a year ago. Car sales (188,298) were down 8 percent, reflecting an 18 percent decline in fleet deliveries.

"GM had another great month in August, due to retail sales that exceeded strong year-ago levels, " said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "Importantly, August sales continue to reflect strong truck sales and growing confidence in the economy. For the fourth time in the last five months, we set an industry record for total truck sales. Led by Silverado, our full-size pickups shattered the previous industry sales record for August. GM's total sales and share have consistently improved over the last six months, and with the introduction of 17 new 2004 car and truck models over the next year, our sales momentum will continue to build."

GM Truck Sales

GM's industry-leading truck lineup continues to establish new benchmarks for the industry. Full-size pickup sales (101,819) posted yet another monthly record, improving on strong year-ago sales by 18 percent. Overall, GM pickup sales were 122,513, also an improvement of 18 percent. Sales of GM sport utility vehicles (126,597) were down a modest 2 percent compared to the best-ever industry record set a year ago. This is the fifth consecutive month in which GM sport utility sales surpassed 100,000 units. Deliveries of small utilities were up 32 percent, led by the Saturn VUE. Medium sport utility sales improved 12 percent, and large luxury utilities were up 10.5 percent as a result of record sales of both the Escalade family and HUMMER.

GM Car Sales

While GM car sales were down 8 percent, this reduction was largely due to a decline in fleet deliveries. Importantly, Cadillac CTS (4,278), Chevrolet Impala (29,236) and Pontiac Vibe (4,402) all had record August sales results. CTS sales were up 30 percent; Impala sales improved 72.5 percent; and Vibe sales were 14 percent above last year. Chevrolet Monte Carlo (6,936), Pontiac Grand Am (19,125) and Saab 9-3 (2,885) also had significant sales improvements over last year.

Retail sales were strong particularly in the entry segment, led by Chevrolet Cavalier (17,749), which improved 15 percent, and Saturn ION, which sold 11,142 units. In the mid-size segment, retail sales of the Chevrolet Malibu (9,718) were up 26 percent, and the Impala (17,825) had another exceptional month with retail sales 49 percent above year-ago levels. Also checking in with strong retail sales were the Pontiac Grand Am (9,629) with a 21 percent improvement and the Saturn L-Series (6,431), which was up 31 percent.

Divisional Highlights

Chevrolet - Chevrolet car and truck sales both were up 6 percent in August. Car sales were led by Impala, which had a 72.5 percent improvement over last year. Monte Carlo sales were up 20 percent. Sales of Chevrolet trucks set a new monthly record with 193,223 deliveries. Chevrolet full-size pickups (82,126) were up 23 percent in August, led by record Silverado deliveries (72,214), which were up 30 percent. Deliveries of S-10 pickups (16,514) improved 24 percent, and TrailBlazer had record monthly sales (27,264), up 27 percent.

Cadillac - Cadillac had its best sales month since October 1990. CTS had 4,278 deliveries in August, a monthly sales record, up 30 percent from last year and 62 percent calendar year-to-date. Total Escalade sales had its best-ever sales month with 5,616 deliveries, a 7 percent improvement over last year.

HUMMER - HUMMER's total divisional sales continue at a strong pace, increasing by 18 percent over 2002 results. H2 sales in August were 2,902, an 18 percent improvement from year-ago levels.

Saab - Saab divisional sales for August were 4,209, up 7 percent. Saab 9-3 sales (2,885) were strong again, with deliveries over twice last August's level.

Saturn - Saturn's total divisional sales were up 26 percent compared to year-ago levels. VUE sales were 8,509, a monthly record and an 83 percent increase over August 2002.

Pontiac - Vibe had record August sales (4,402), up 14 percent from year-ago levels. Grand Am sales (19,125) were improved 47 percent. Additionally, retail sales of the 2004 Grand Prix have improved month-over-month for the past six months.

GMC - GMC had another very good month with record August sales (59,563). GMC utilities (29,250) also had record August sales, with Envoy (12,822) and Yukon (9,462) both setting monthly sales records. Savana sales (4,065) were up 19 percent.

Buick - Rendezvous set an August sales record with 6,709 deliveries, and overall sales of Buick trucks were up 10 percent over last August, with sales of Rainier just beginning.

Certified Used Vehicles

GM's certified used vehicle program had solid sales in August with approximately 38,701 total certified used vehicle sales, including Cadillac, Saturn and Saab certified brands. "GM Certified Used Vehicles continues to set the pace for the industry, with overall sales for 2003 up approximately 31 percent from year-ago levels," Smith said. "We expect continued strong sales of our certified used vehicles through the fall and remainder of the year."

GM Announces August Production, Revised Third-Quarter and Initial Fourth-Quarter Production Forecasts

In August, GM North America produced 439,000 vehicles (174,000 cars and 265,000 trucks), compared to 499,500 vehicles (214,500 cars and 285,000 trucks) produced in August 2002. (Production totals include joint venture production of 9,200 vehicles in August and 14,900 vehicles in August 2002.)

GM is increasing its third-quarter production forecast for North America to
1.235 million vehicles (486,000 cars and 749,000 trucks), up 10,000 units from last month's forecast of 1.225 million units (479,000 cars and 746,000 trucks). In the third quarter of 2002, GM produced 1.307 million vehicles (567,000 cars and 740,000 trucks).

GM's initial fourth-quarter production forecast for North America is 1.35 million vehicles (562,000 cars and 788,000 trucks), down approximately 5 percent from last year's fourth-quarter production of 1.425 million units (601,000 cars and 824,000 trucks).

GM also announced current third-quarter and initial fourth-quarter production forecasts for its international regions:

GM Europe - The region's current third-quarter production forecast is 392,000 vehicles down 6,000 vehicles from last month's forecast. The region's initial fourth-quarter production forecast is 442,000 vehicles. GM Europe built 408,000 vehicles in the third quarter and 458,000 vehicles in the fourth quarter of 2002.

GM Asia Pacific - The region's current third-quarter production forecast is 102,000 vehicles, down 1,000 vehicles from last month's guidance. The region's initial fourth-quarter production is 101,000 units. The region built 87,000 vehicles in the third quarter and 81,000 vehicles in the fourth quarter of 2002.

GM Latin America, Africa and the Middle East - The region's current third-quarter production forecast is 138,000 vehicles, down 1,000 vehicles from last month. The region's initial fourth-quarter forecast is 141,000 vehicles. The region built 132,000 vehicles in the third quarter and 157,000 vehicles in the fourth quarter of 2002.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 341,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                                August                   January - August
                      ---------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   28         2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------

Vehicle Total          472,427   492,435   -0.5   3,214,783   3,372,434   -4.7
-------------------------------------------------------------------------------
Car Total              188,298   212,369   -8.1   1,340,071   1,469,899   -8.8
-------------------------------------------------------------------------------
Truck Total            284,129   280,066    5.2   1,874,712   1,902,535   -1.5
-------------------------------------------------------------------------------
Light Truck Total      280,685   277,103    5.0   1,848,001   1,876,769   -1.5
-------------------------------------------------------------------------------
Light Vehicle Total    468,983   489,472   -0.6   3,188,072   3,346,668   -4.7
-------------------------------------------------------------------------------

           Vehicle Total
                                                      Calendar Year-to-Date
                                August                   January - August
                      ---------------------------------------------------------
                                          % Chg
                        2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Buick                   35,639    56,137  -34.2     233,376     293,348  -20.4
Cadillac                22,119    21,942    4.5     135,051     128,700    4.9
Chevrolet              266,756   261,495    5.8   1,807,166   1,856,307   -2.6
GMC                     59,563    59,418    4.0     380,404     378,178    0.6
HUMMER                   2,987     2,623   18.1      22,616       4,841  367.2
Oldsmobile               8,796    14,506  -37.1      85,560     112,150  -23.7
Other - Isuzu            1,042     1,139   -5.1       8,592       9,028   -4.8
Pontiac                 45,085    49,484   -5.5     309,281     368,335  -16.0
Saab                     4,209     4,072    7.2      33,085      28,386   16.6
Saturn                  26,231    21,619   25.8     199,652     193,161    3.4
-------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    184,089   208,288   -8.3   1,306,971   1,441,276   -9.3
-------------------------------------------------------------------------------
Light Truck            280,685   277,103    5.0   1,848,001   1,876,769   -1.5
-------------------------------------------------------------------------------

Twenty-seven selling days for the August period this year and twenty-eight for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 August                  January - August
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      28
-------------------------------------------------------------------------------
Century                  9,167    23,173  -59.0      67,544     106,853  -36.8
LeSabre                 14,863    17,248  -10.6      85,633      94,967   -9.8
Park Avenue              2,617     3,075  -11.7      18,103      21,518  -15.9
Regal                    2,241     6,275  -63.0      16,252      25,801  -37.0
Riviera                      0         0  ***.*           0           0  ***.*
      Buick Total       28,888    49,771  -39.8     187,532     249,139  -24.7
-------------------------------------------------------------------------------
Catera                       0         9  ***.*          15         237  -93.7
CTS                      4,278     3,419   29.8      34,078      21,055   61.9
DeVille                 10,831    10,949    2.6      51,753      56,320   -8.1
Eldorado                     1       517  -99.8         187       4,614  -95.9
Seville                  1,387     1,599  -10.0      13,191      14,339   -8.0
     Cadillac Total     16,497    16,493    3.7      99,224      96,565    2.8
-------------------------------------------------------------------------------
Camaro                      51     3,251  -98.4       1,050      23,314  -95.5
Cavalier                20,391    25,160  -16.0     176,351     181,175   -2.7
Classic                  4,989         0  ***.*      16,314           0  ***.*
Corvette                 2,107     2,912  -25.0      21,060      21,479   -2.0
Impala                  29,236    17,574   72.5     194,151     131,429   47.7
Lumina                       0         0  ***.*          15          32  -53.1
Malibu                   9,822    16,771  -39.3      93,333     122,095  -23.6
Metro                        0         1  ***.*           1          13  -92.3
Monte Carlo              6,936     5,975   20.4      45,613      46,066   -1.0
Prizm                        0       461  ***.*          16      13,992  -99.9
SSR                          1         0  ***.*           1           0  ***.*
    Chevrolet Total     73,533    72,105    5.8     547,905     539,595    1.5
-------------------------------------------------------------------------------
Alero                    7,201     9,088  -17.8      64,869      66,637   -2.7
Aurora                     219       761  -70.2       2,787       7,043  -60.4
Cutlass                      0         0  ***.*           0           0  ***.*
Eighty Eight                 0         0  ***.*           0           0  ***.*
Intrigue                    40     1,782  -97.7         733      12,141  -94.0
    Oldsmobile Total     7,460    11,631  -33.5      68,389      85,821  -20.3
-------------------------------------------------------------------------------
Bonneville               2,110     5,584  -60.8      17,126      27,099  -36.8
Firebird                    43     2,339  -98.1         856      16,906  -94.9
Grand Am                19,125    13,462   47.3     100,326     114,492  -12.4
Grand Prix               9,924    10,063    2.3      70,408      83,915  -16.1
Sunfire                  4,385     6,047  -24.8      29,770      51,893  -42.6
Vibe                     4,402     4,001   14.1      43,132      20,029  115.3
     Pontiac Total      39,989    41,496   -0.1     261,618     314,334  -16.8
-------------------------------------------------------------------------------
9-3                      2,885     1,446  106.9      23,731      15,672   51.4
9-5                      1,324     2,626  -47.7       9,354      12,714  -26.4
       Saab Total        4,209     4,072    7.2      33,085      28,386   16.6
-------------------------------------------------------------------------------
ION                     11,146         0  ***.*      82,164           0  ***.*
Saturn L Series          6,441     6,446    3.6      53,353      61,295  -13.0
Saturn S Series            135    10,355  -98.6       6,801      94,764  -92.8
      Saturn Total      17,722    16,801    9.4     142,318     156,059   -8.8
-------------------------------------------------------------------------------
        GM Total       188,298   212,369   -8.1   1,340,071   1,469,899   -8.8
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     184,089   208,288   -8.3   1,306,971   1,441,276   -9.3
-------------------------------------------------------------------------------
GM Import                4,209     4,081    7.0      33,100      28,623   15.6
-------------------------------------------------------------------------------
        GM Total       188,298   212,369   -8.1   1,340,071   1,469,899   -8.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 August                  January - August
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      28
-------------------------------------------------------------------------------

          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             28,888    49,771  -39.8     187,532     249,139  -24.7
Cadillac Total          16,497    16,484    3.8      99,209      96,328    3.0
Chevrolet Total         73,533    72,105    5.8     547,905     539,595    1.5
Oldsmobile Total         7,460    11,631  -33.5      68,389      85,821  -20.3
Pontiac Total           39,989    41,496   -0.1     261,618     314,334  -16.8
Saturn Total            17,722    16,801    9.4     142,318     156,059   -8.8
     GM North America
      Total            184,089   208,288   -8.3   1,306,971   1,441,276   -9.3
-------------------------------------------------------------------------------
Cadillac Total               0         9  ***.*          15         237  -93.7
Saab Total               4,209     4,072    7.2      33,085      28,386   16.6
     GM Import Total     4,209     4,081    7.0      33,100      28,623   15.6
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             35,639    56,137  -34.2     233,376     293,348  -20.4
Cadillac Total          22,119    21,942    4.5     135,051     128,700    4.9
Chevrolet Total        266,756   261,495    5.8   1,807,166   1,856,307   -2.6
GMC Total               59,563    59,418    4.0     380,404     378,178    0.6
HUMMER Total             2,987     2,623   18.1      22,616       4,841  367.2
Oldsmobile Total         8,796    14,506  -37.1      85,560     112,150  -23.7
Other-Isuzu Total        1,042     1,139   -5.1       8,592       9,028   -4.8
Pontiac Total           45,085    49,484   -5.5     309,281     368,335  -16.0
Saab Total               4,209     4,072    7.2      33,085      28,386   16.6
Saturn Total            26,231    21,619   25.8     199,652     193,161    3.4
     GM Total          472,427   492,435   -0.5   3,214,783   3,372,434   -4.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                 August                  January - August
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      28
-------------------------------------------------------------------------------
Rainier                     42         0  ***.*          42           0  ***.*
Rendezvous               6,709     6,366    9.3      45,802      44,209    3.6
    Total Buick          6,751     6,366   10.0      45,844      44,209    3.7
-------------------------------------------------------------------------------
Escalade                 3,413     4,067  -13.0      21,268      23,763  -10.5
Escalade ESV             1,133         0  ***.*       7,756           0  ***.*
Escalade EXT             1,070     1,382  -19.7       6,797       8,372  -18.8
SRX                          6         0  ***.*           6           0  ***.*
  Total Cadillac         5,622     5,449    7.0      35,827      32,135   11.5
-------------------------------------------------------------------------------
Astro                    3,369     5,775  -39.5      29,265      38,538  -24.1
C/K Suburban(Chevy)     14,785    24,127  -36.5      83,788     105,465  -20.6
Chevy C/T Series            35       300  -87.9         593       3,564  -83.4
Chevy W Series             196       196    3.7       1,449       1,550   -6.5
Express Cutaway/G Cut    2,224     2,478   -6.9      12,524      13,706   -8.6
Express Panel/G Van      7,799     6,454   25.3      47,092      44,594    5.6
Express/G Sportvan       1,023       687   54.4      11,411      10,770    6.0
Kodiak 4/5 Series          678       179  292.8       4,847         488  893.2
Kodiak 6/7/8 Series        234        12  ***.*       1,583          13  ***.*
S/T Blazer               3,965     5,531  -25.7      33,293      76,293  -56.4
S/T Pickup              16,514    13,778   24.3     106,699     110,486   -3.4
Tahoe                   21,718    26,268  -14.3     131,297     149,963  -12.4
Tracker                  3,194     4,346  -23.8      26,417      30,908  -14.5
TrailBlazer             27,264    22,326   26.6     180,120     165,208    9.0
Venture                  8,099     7,899    6.3      59,930      63,235   -5.2
Avalanche                9,912    11,555  -11.0      62,631      64,030   -2.2
Silverado-C/K Pickup    72,214    57,479   30.3     466,322     437,901    6.5
Chevrolet Fullsize
  Pickups               82,126    69,034   23.4     528,953     501,931    5.4
  Chevrolet Total      193,223   189,390    5.8   1,259,261   1,316,712   -4.4
-------------------------------------------------------------------------------
Envoy                   12,822    10,706   24.2      88,354      70,323   25.6
GMC C/T Series              90       546  -82.9       1,274       7,979  -84.0
GMC W Series               395       483  -15.2       2,951       2,847    3.7
S/T Jimmy                    0        35  ***.*          52         900  -94.2
Safari (GMC)             1,116     1,764  -34.4       7,593      10,394  -26.9
Savana Panel/G Classic   2,426     2,568   -2.0      13,651      15,537  -12.1
Savana Special/G Cut     1,347       745   87.5       8,122       6,262   29.7
Savana/Rally               292       222   36.4       2,274       1,915   18.7
Sierra                  19,693    20,620   -1.0     131,014     134,307   -2.5
Sonoma                   4,180     4,425   -2.0      26,219      30,517  -14.1
Topkick 4/5 Series         428       100  343.9       2,908         288  909.7
Topkick 6/7/8 Series       346         8  ***.*       2,514           9  ***.*
Yukon                    9,462     8,205   19.6      52,730      51,830    1.7
Yukon XL                 6,966     8,991  -19.7      40,748      45,070   -9.6
     GMC Total          59,563    59,418    4.0     380,404     378,178    0.6
-------------------------------------------------------------------------------
HUMMER H1                   85        67   31.6         462         393   17.6
HUMMER H2                2,902     2,556   17.7      22,154       4,448  398.1
   HUMMER Total          2,987     2,623   18.1      22,616       4,841  367.2
-------------------------------------------------------------------------------
Bravada                    577     1,254  -52.3       5,673      10,825  -47.6
Silhouette                 759     1,621  -51.4      11,498      15,504  -25.8
 Oldsmobile Total        1,336     2,875  -51.8      17,171      26,329  -34.8
-------------------------------------------------------------------------------
Other-Isuzu F Series       118       153  -20.0         979       1,258  -22.2
Other-Isuzu N Series       924       986   -2.8       7,613       7,770   -2.0
 Other-Isuzu Total       1,042     1,139   -5.1       8,592       9,028   -4.8
-------------------------------------------------------------------------------
Aztek                    1,975     3,163  -35.2      20,351      21,248   -4.2
Montana                  3,121     4,825  -32.9      27,312      32,753  -16.6
   Pontiac Total         5,096     7,988  -33.8      47,663      54,001  -11.7
-------------------------------------------------------------------------------
VUE                      8,509     4,818   83.1      57,334      37,102   54.5
   Saturn Total          8,509     4,818   83.1      57,334      37,102   54.5
-------------------------------------------------------------------------------
     GM Total          284,129   280,066    5.2   1,874,712   1,902,535   -1.5
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     282,904   278,743    5.3   1,865,040   1,892,863   -1.5
-------------------------------------------------------------------------------
GM Import                1,225     1,323   -4.0       9,672       9,672    0.0
-------------------------------------------------------------------------------
     GM Total          284,129   280,066    5.2   1,874,712   1,902,535   -1.5
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     280,685   277,103    5.0   1,848,001   1,876,769   -1.5
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          280,685   277,103    5.0   1,848,001   1,876,769   -1.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 August                  January - August
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      28
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,751     6,366   10.0      45,844      44,209    3.7
Cadillac Total           5,622     5,449    7.0      35,827      32,135   11.5
Chevrolet Total        193,101   189,255    5.8   1,258,302   1,315,678   -4.4
GMC Total               59,255    59,076    4.0     378,133     376,290    0.5
HUMMER Total             2,987     2,623   18.1      22,616       4,841  367.2
Oldsmobile Total         1,336     2,875  -51.8      17,171      26,329  -34.8
Other-Isuzu Total          247       293  -12.6       2,150       2,278   -5.6
Pontiac Total            5,096     7,988  -33.8      47,663      54,001  -11.7
Saturn Total             8,509     4,818   83.1      57,334      37,102   54.5
    GM North America
      Total*           282,904   278,743    5.3   1,865,040   1,892,863   -1.5
-------------------------------------------------------------------------------
Chevrolet Total            122       135   -6.3         959       1,034   -7.3
GMC Total                  308       342   -6.6       2,271       1,888   20.3
Other-Isuzu Total          795       846   -2.5       6,442       6,750   -4.6
    GM Import Total      1,225     1,323   -4.0       9,672       9,672    0.0
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,751     6,366   10.0      45,844      44,209    3.7
Cadillac Total           5,622     5,449    7.0      35,827      32,135   11.5
Chevrolet Total        192,080   188,703    5.6   1,250,789   1,311,097   -4.6
GMC Total               58,304    58,281    3.7     370,757     367,055    1.0
HUMMER Total             2,987     2,623   18.1      22,616       4,841  367.2
Oldsmobile Total         1,336     2,875  -51.8      17,171      26,329  -34.8
Pontiac Total            5,096     7,988  -33.8      47,663      54,001  -11.7
Saturn Total             8,509     4,818   83.1      57,334      37,102   54.5
    GM North America
      Total*           280,685   277,103    5.0   1,848,001   1,876,769   -1.5
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,751     6,366   10.0      45,844      44,209    3.7
Cadillac Total           5,622     5,449    7.0      35,827      32,135   11.5
Chevrolet Total        192,080   188,703    5.6   1,250,757   1,311,097   -4.6
GMC Total               58,304    58,281    3.7     370,757     367,055    1.0
HUMMER Total             2,987     2,623   18.1      22,616       4,841  367.2
Oldsmobile Total         1,336     2,875  -51.8      17,171      26,329  -34.8
Pontiac Total            5,096     7,988  -33.8      47,663      54,001  -11.7
Saturn Total             8,509     4,818   83.1      57,334      37,102   54.5
    GM Total           280,685   277,103    5.0   1,848,001   1,876,769   -1.5
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 09/03/03

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2003 Q3 #        486   749   1,235     392    138     102     1,867   20    17
O/(U) prior
forecast:@         7     3      10      (6)    (1)     (1)        2    0     1
                -------------------   ----- ------   ----  ---------
2003 Q4 #        562   788   1,350     442    141     101     2,034   16    24
O/(U) prior
forecast:@         0     0       0       0      0       0         0    0     0
                -------------------   ----- ------   ----  --------- ---  -----

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

   1999
1st Qtr.         781   725   1,506     524     93      38     2,161   20    15
2nd Qtr.         760   795   1,555     533    110      25     2,223   22    13
3rd Qtr.         660   699   1,359     427    112      47     1,945   19    11
4th Qtr.         759   694   1,453     530     97      47     2,127   21    17
               -----  ----   -----   -----    ---     ---     -----   --    --
    CY         2,960 2,913   5,873   2,014    412     157     8,456   82    56

   2000
1st Qtr.         746   775   1,521     572    118      40     2,251   24    13
2nd Qtr.         787   781   1,568     534    140      45     2,287   19    17
3rd Qtr.         689   630   1,319     374    151      53     1,897   16    18
4th Qtr.         670   694   1,364     513    135      47     2,059   18    17
               ----- -----   -----   -----    ---     ---     -----   --    --
    CY         2,892 2,880   5,772   1,993    544     185     8,494   77    65

   2001
1st Qtr.         581   633   1,214     538    138      51     1,941   13    14
2nd Qtr.         638   726   1,364     491    165      64     2,084   13    16
3rd Qtr.         573   665   1,238     373    146      74     1,832   11    15
4th Qtr.         573   721   1,294     441    127      67     1,929    9    16
               ----- -----   -----   -----    ---     ---     -----   --    --
    CY         2,365 2,745   5,110   1,842    575     256     7,786   46    61

   2002
1st Qtr.         600   753   1,353     456    131      65     2,005   12    11
2nd Qtr.         688   865   1,553     453    141      74     2,221   15    17
3rd Qtr.         567   740   1,307     408    132      87     1,934   19    20
4th Qtr.         601   824   1,425     453    157      81     2,116   20    17
               ----- -----   -----   -----    ---     ---     -----   --    --
    CY         2,456 3,182   5,638   1,770    561     307     8,276   66    65

   2003
1st Qtr.         592   859   1,451     491    127      77     2,146   19    24
2nd Qtr.         543   830   1,373     488    128      90     2,079   19    24
3rd Qtr. #       486   749   1,235     392    138     102     1,867   20    17
4th Qtr. #       562   788   1,350     442    141     101     2,034   16    24
               ----- -----   -----   -----    ---     ---     -----   --    --
   CY #        2,183 3,226   5,409   1,813    534     370     8,126   74    89
               -------------------   ----- ------    ----     -----   --    --


      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      September 3, 2003
      -----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)